U. S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 17, 2003
                                                         ----------------


                               INFOCROSSING, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                  Delaware                   0-20824        13-3252333
      -------------------------------      -----------   ---------------
      (State or other jurisdiction of      Commission      (IRS Employer
       incorporation or organization)      File Number   Identification No.)

               2 Christie Heights Street Leonia, New Jersey 07605
           ----------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)


       Registrant's telephone number, including area code: (201) 840-4700
                                                           --------------

                                 Not Applicable
                   ------------------------------------------
                   (Former name or former address, if changed
                               since last report.)

Item 5.       Other Events and Required FD Disclosure.

Infocrossing, Inc. (the "Company") issued two press releases, each dated October 17, 2003, filed herewith under Item 7, one announcing a definitive agreement for a private placement of common stock and warrants to purchase common stock and a second announcing an agreement for the recapitalization of its series A preferred stock and series A warrants. The private placement and the recapitalization are each conditioned upon the consummation of the other, repayment by the Company of its 12% senior subordinated debentures due 2005, approval from The Nasdaq Stock Market, Inc., and customary closing conditions. The private placement and the recapitalization are expected to close during the week of October 20, 2003.

Item 7.       Financial Statements and Exhibits.

              (a) Financial statements of business acquired: None

              (b) Pro forma financial information: To be subsequently filed.

              (c) Exhibits:

                    99.1 Press release, dated October 17, 2003, regarding a
                         definitive agreement for a private placement of common stock and warrants.


                    99.2 Press release, dated October 17, 2003, regarding a
                         definitive agreement for the recapitalization of its series A preferred stock and series A warrants.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      INFOCROSSING, INC.


Date:  October 17, 2003                                 /s/
                                      -----------------------------------------
                                      William J. McHale
                                      Senior Vice President of Finance

                                                                    Exhibit 99.1

         INFOCROSSING ANNOUNCES DEFINITIVE AGREEMENT FOR $76.5 MILLION
                 PRIVATE PLACEMENT OF COMMON STOCK AND WARRANTS

LEONIA, NJ, October 17, 2003 - Infocrossing, Inc. (Nasdaq: IFOX), a leading provider of mainframe, AS/400 and open system outsourcing solutions, business process outsourcing and business continuity services, announced today that it had entered into a definitive agreement for a $76.5 million private placement of 9,739,111 shares of its common stock and warrants to purchase 3,408,689 shares of its common stock.

The net proceeds of the private placement will be principally used to fund a recapitalization of the Company in a transaction announced separately today and to pay related fees and expenses. The remainder is to be used for working capital purposes. For a description of the recapitalization transactions, please refer to the separate press release.

Of the net proceeds from the private placement, $55.0 million will be paid to holders of the Company's series A preferred stock and series A warrants as partial consideration for the cancellation of all of those outstanding securities in connection with the recapitalization. Approximately $12.2 million of the net proceeds will be used to repay all $11.9 million in aggregate principal amount outstanding of the Company's 12% senior subordinated debentures due 2005, plus accrued interest through the date of repayment.

The warrants being issued in the private placement will have an exercise price of $7.86 per share of common stock and expire in October 2008.

The private placement and the recapitalization are each conditioned upon the consummation of the other, repayment by the Company of its senior subordinated debentures, approval from The Nasdaq Stock Market, Inc., and customary closing conditions. The private placement and the recapitalization are expected to close during the week of October 20, 2003.

The private placement is being made only to accredited investors in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). The shares of common stock and warrants being issued, and the shares of common stock issuable upon exercise of the warrants, have not been registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

This press release does not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of the securities in any jurisdiction in which such offering would be unlawful.

About Infocrossing (www.infocrossing.com)

Infocrossing, Inc. (Nasdaq:IFOX) is a premier provider of a full range of Information Technology outsourcing services, including mainframe and open system outsourcing, remote systems and network management, business process outsourcing, and Information Technology infrastructure consulting. With more than 18 years of experience managing large, mission-critical Information Technology systems, Infocrossing assures the optimal performance, security, reliability and scalability of customers' mainframes, distributed servers and networks, irrespective of where the systems components are located. Infocrossing maintains strategic alliances with leading technology providers, including IBM, Computer Associates, EMC, Sun Microsystems, Intel, and Cisco Systems.

This release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. As such, final results could differ from estimates or expectations due to risks and uncertainties, including but not limited to: incomplete or preliminary information; changes in government regulations and policies; continued acceptance of the Company's products and services in the marketplace; competitive factors; technological changes; the Company's dependence upon third-party suppliers; intellectual property rights; and other risks. For any of these factors, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, as amended.

                                                                    Exhibit 99.2

       INFOCROSSING ANNOUNCES DEFINITIVE AGREEMENT FOR RECAPITALIZATION OF
                 SERIES A PREFERRED STOCK AND SERIES A WARRANTS

Company to Exchange Series A Preferred Stock and Series A Warrants for Loans and
                Cash and to Repay Senior Subordinated Debentures

LEONIA, NJ, October 17, 2003 - Infocrossing, Inc. (Nasdaq: IFOX), a leading provider of mainframe, AS/400 and open system outsourcing solutions, business process outsourcing and business continuity services, announced today that it had entered into a definitive agreement for the recapitalization of all outstanding shares of its redeemable 8% series A cumulative convertible participating preferred stock due 2008 and series A warrants exercisable for shares of the Company's common stock.

Holders of the series A preferred stock and series A warrants have agreed to exchange with the Company for cancellation all of their outstanding securities for $25.0 million in aggregate principal amount of new senior secured term loans and $55.0 million in cash. Currently, there are outstanding 157,114.7 shares of series A preferred stock convertible into 2,283,455 shares of common stock (including conversion in respect of accrued dividends) and series A warrants exercisable for 2,806,539 shares of common stock.

The new senior secured loans will bear interest at 9% per year, payable quarterly, and mature in October 2008. The loans will be secured by substantially all of the assets of the Company and its direct and indirect subsidiaries, including the capital stock of the Company's direct and indirect subsidiaries.

In connection with the recapitalization, the Company will also repay all $11.9 million in aggregate principal amount outstanding of its 12% senior subordinated debentures due 2005 for a total price of approximately $12.2 million, including accrued interest through the date of repayment. In connection with this repayment, the Company will cancel 937,500 of the 2,000,000 warrants to purchase common stock originally issued to the debentureholders, with the balance of the warrants to remain outstanding.

The cash used to fund payments in the recapitalization, to repay the senior subordinated debentures and to pay related fees and expenses is expected to be obtained from a $76.5 million private placement of the Company's common stock and warrants exercisable for shares of the Company's common stock, for which the Company entered into a definitive agreement and announced in a separate press release today. The Company agreed to issue in the private placement 9,739,111 shares of its common stock and five year warrants to purchase 3,408,689 shares of its common stock. The private placement is being made only to accredited investors in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). The Company has agreed to file a registration statement under the Securities Act providing for the resale of the common stock, warrants and the shares issuable on exercise of the warrants. For a description of the private placement transaction, please refer to the separate press release.

In connection with the recapitalization, four members of the Company's board of directors, who had been nominated by the holders of the series A preferred stock and elected in accordance with the Company's certificate of incorporation and existing stockholders agreement, have agreed to resign on the date of the closing of the recapitalization. The existing stockholders agreement among the Company, the holders of series A preferred stock and other parties will be terminated in connection with the recapitalization.

Zach Lonstein, Chairman and Chief Executive Officer of the Company, said, "We are very pleased to have reached this agreement with our preferred shareholders. This agreement, combined with the private placement, will substantially re-capitalize our balance sheet, simplify our income statement, and contribute to both our financial strength and profitability. Furthermore, both current and potential customers can gain confidence because we expect to generate both net income and positive cash flow. Consequently, we believe that our historic sales cycle may contract. Collectively, our new and existing shareholders have the opportunity to participate in the future of a financially stronger company."

The private placement and the recapitalization are each conditioned upon the consummation of the other, repayment by the Company of its senior subordinated debentures, approval from The Nasdaq Stock Market, Inc., and customary closing conditions. The private placement and the recapitalization are expected to close during the week of October 20, 2003.

This press release does not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of the securities in any jurisdiction in which such offering would be unlawful.

About Infocrossing (www.infocrossing.com)

Infocrossing, Inc. (Nasdaq: IFOX) is a premier provider of a full range of Information Technology outsourcing services, including mainframe and open system outsourcing, remote systems and network management, business process outsourcing, and Information Technology infrastructure consulting. With more than 18 years of experience managing large, mission-critical Information Technology systems, Infocrossing assures the optimal performance, security, reliability and scalability of customers' mainframes, distributed servers and networks, irrespective of where the systems components are located. Infocrossing maintains strategic alliances with leading technology providers, including IBM, Computer Associates, EMC, Sun Microsystems, Intel, and Cisco Systems.

This release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. As such, final results could differ from estimates or expectations due to risks and uncertainties, including but not limited to: incomplete or preliminary information; changes in government regulations and policies; continued acceptance of the Company's products and services in the marketplace; competitive factors; technological changes; the Company's dependence upon third-party suppliers; intellectual property rights; and other risks. For any of these factors, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, as amended.